UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21687

Fiduciary/Claymore Dynamic Equity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

www.fiduciaryclaymore.com

... your path to the LATEST,

most up-to-date INFORMATION about the

Fiduciary/Claymore Dynamic Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.fiduciaryclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2  |  SemiAnnual Report  |  May 31, 2006

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Dear Shareholder  |

We are pleased to submit the semiannual shareholder report for Fiduciary/Claymore Dynamic Equity Fund for the period December 1, 2005 through May 31, 2006. As you may know, the Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation.The sub-adviser seeks to achieve that objective by investing in a diversified portfolio of equity securities and employs a covered call options overlay on a substantial portion of the Fund’s portfolio to support income.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser. Fiduciary manages a wide range of institutional products and is one of the leading managers of hedged equity investments. Fiduciary currently supervises and manages approximately $17.2 billion in assets.

The Fund’s market value per share rose in the period to a closing price of $17.84 on May 31, 2006 from $17.72 on November 30, 2005, which represents a positive total return of 5.36%, plus the reinvestment of quarterly dividends. On a net asset value basis (“NAV”), the Fund generated a total return of 1. 37%. This represents a NAV of $19.08 on May 31, 2006 versus $19.65 on November 30, 2005, plus the reinvestment of quarterly dividends.

This discount from NAV highlights the fact that closed-end funds have fallen out of favor with investors despite the fact that many funds have continued to provide positive NAV returns. We believe that this discount represents a compelling opportunity as common shares of the Fund are now available in the market at prices far below the value of the securities in the underlying portfolio.

When shares trade at a discount to NAV, the Dividend Reinvestment Plan (“DRIP”) takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP that is described in detail on page 22 of this report.

The Fund’s most recent quarterly dividend of $0.425 was declared on May, 1, 2006, and represented a distribution yield of 9.53% based on the Fund’s closing market price of $17.84 on May 31, 2006.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. You’ll find information on Fiduciary Asset Management’s investment philosophy, their views on the economy, market environment and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.fiduciaryclaymore.com.

Sincerely,

Nicholas Dalmaso

Fiduciary/Claymore Dynamic Equity Fund

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HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Questions & Answers  |

The Fiduciary/Claymore Dynamic Equity Fund (“HCE”) is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Co-Managers Mohammed Riad and K.Timothy Swanson, CFA, discuss how they structured the portfolio and how HCE performed in the six month fiscal period ended May 31, 2006.

After a strong rally, the equity market ended the six-month period on a sour note. Will you provide your views on what caused the shift in market sentiment?

From December through April, investor sentiment was quite positive. Despite a steady increase in the price of commodities and energy, data indicated that inflation was well contained. As a result, investors seemed to be optimistic that the Federal Reserve Board (the “Fed”) was nearing the end of its interest rate tightening cycle. This optimism resulted in strong equity returns with a relatively low level of market volatility.

In May, the market reversed course as the Fed increased short-term rates by an additional 0.25%. More concerning to investors, however, was that Fed Chairman Ben Bernanke did not provide a clear signal of when the tightening would end. Further worry was added to the market as April inflation data was released indicating that the Consumer Price Index was creeping higher while economic data displayed a continued moderating trend. These events triggered an immediate spike in volatility within the equity market – reaching a level not seen since June 2004, which was coincidently the start of the Fed’s current interest rate tightening cycle.

How did the Fund perform in this changing environment?

The Fund performed well on a market price basis, providing a total return of 5.36% for the six-month period. While we’re pleased with the Fund’s positive market price performance, we’re disappointed that HCE continues to trade at a discount to its net asset value (“NAV”). As of May 31, the Fund’s NAV was $19.08 versus a share price of $17.84. Market price, however, is not something that we as managers are able to control. It is a function of supply and demand factors in the closed-end fund marketplace. Over time, we believe that efficiencies in the market will lead to a share price that more accurately reflects the Fund’s NAV.

HCE also gained ground on a NAV basis, returning 1.37%. By comparison, the Standard & Poor’s 500 Index returned 2.60% and the CBOE BuyWrite Index returned 3.31%. Up until May, the Fund had been outperforming these indices on a NAV basis. While we were fairly tight on our options overwriting strategy prior to the market correction, the relatively short duration of the options portfolio and the low-volatility environment in which the contracts were written offered less downside support when the market sold-off and the underlying equities underperformed the S&P 500, causing the Fund to lose its lead when the market declined.

Which areas of the Fund most helped performance?

The global economy continued to strengthen this period driving performance in several market sectors.

Industrials. The Fund was helped by its overweight position and strong relative performance within the industrials sector. Multinational companies within this group were some of HCE’s best performers. Standout performers included Caterpillar (3.1% of long-term investments), a manufacturer of engines, turbines and construction and mining equipment; United

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HCE  |   Fiduciary/Claymore Dynamic Equity Fund  |  Questions & Answers continued

Technologies (3.0% of long-term investments), a provider of products used in the building, aerospace and automotive industries and Honeywell International (2.9% of long-term investments), a supplier of control systems and components for homes, industry and aviation. These companies benefited from their participation in the expansion of infrastructure that was fueled by the strong global economy. Another important contributor was Burlington Northern (2.9% of long-term investments), a domestic railroad company which has experienced increased pricing power and tight capacity utilization rates.

Energy. HCE held a slight underweight position in energy compared with the S&P 500, but Fund returns from the group more than doubled those of the S&P 500’s energy sector. We attribute the outperformance to the Fund’s focus on energy service companies – refiners, distributors and maintenance providers – rather than the large integrated oil companies. With the price of crude oil near an all-time high, the large oil companies now have the financial resources to expand their search for oil in areas that might have previously been cost prohibitive. This increased demand has improved pricing power for oil service companies. The best performers were Valero Energy (2.3% of long-term investments), an oil and gas refiner; Schlumberger (1.5% of long-term investments), a global oil field company and Baker Hughes (1.8% of long-term investments), an oil and gas drilling company. It appears likely that strong global demand will keep crude oil prices elevated. If that happens, the oil service industry should continue to prosper and we believe HCE will be positioned to benefit.

Which areas of the Fund most hurt performance?

The health care sector was the primary detractor from performance. Consumer discretionary stocks also dragged on performance, but to a much lesser extent.

Health Care. HCE was hurt by both the deep decline of its healthcare holdings and its overweight position relative to the S&P 500. We continued to focus investments in biotechnology and health care service companies, which were some of the best contributors to Fund performance in 2005. This period, however, they were generally the worst performers.

In general, the overall health care services industry came under pressure due to investors’ concern about moderating growth and the ability of service companies to maintain their pricing power and margins. UnitedHealth Group (2.4% of long-term investments), a leader in the managed care industry, came under regulatory scrutiny by the SEC regarding its stock options policies for the company’s executives. From its high point in December, the stock’s share price was off by about a third by the end of the period. While we’re disappointed with UnitedHealth Group’s performance, we are gratified that we had taken some profits in the stock late last year, thereby reducing the potential level of losses for the Fund. News of the investigation triggered selling throughout the health care services industry as investors moved to lock in profits, fearing that other service companies might be dragged down as well. We continue to hold UnitedHealth because its earnings have remained robust and it is now trading at an extremely attractive valuation relative to our opinion of its underlying fundamental strength. The investigation will certainly limit its near-term potential, but we believe at its conclusion, the stock will recover.

SemiAnnual Report  |  May 31, 2006  |  5

HCE  |  Fiduciary/Claymore Dynamic Equity Fund  |  Questions & Answers continued

After stellar returns over the past few years, biotechnology stocks declined as investors similarly moved to lock in profits. We maintained our biotechnology position because we view these stocks as having underappreciated growth potential given the ongoing discoveries of new molecular entities and novel treatment regimens. To a great extent the prices of these types of stocks tend to be moved by media coverage. When a new discovery or approval is announced, investors tend to flock to the biotech sector with the increased attention. When there is little media coverage, which was the case this period, momentum investors tend to look elsewhere for returns. Our positions in Amgen and Genentech (1.9% and 1/8% of long-term investments, respectively), biotechnology companies, both declined, but we maintained our positions because their fundamentals remained positive in our opinion.

Consumer discretionary. The Fund’s consumer discretionary sector declined and underperformed the S&P 500 discretionary sector. Lennar (1.7% of long-term investments), a homebuilder, declined on fears that the housing industry was ready to roll over given the higher interest rate environment and an increase in unsold housing inventory. While we similarly expect housing prices to moderate, we believe that the market has overcompensated for this risk. Our thesis is that demand and pricing for new homes will likely temper, but not commensurate with decline investors have already priced into valuations of the homebuilders. While some real estate market prices have clearly benefited from excess investment, we believe that there are many markets that have long-term durability. In our opinion, the demand for moderately priced homes will continue, and that is Lennar’s primary niche.

Technology represented the Fund’s single largest overweight position. How did the Fund’s holdings perform?

The broad technology sector suffered losses but the Fund’s technology holdings declined considerably less than the S&P 500 technology sector. The Fund’s relative performance variation was due to its focus on mid- to large-cap technology companies rather than mega-cap technology companies, which suffered the deepest declines. We focused investments in companies that we believe are poised to benefit from the expansion of the global economy such as those with exposure to wireless communications networking and business enterprise applications. BEA Systems (1.5% of long-term investments), an enterprise infrastructure software company and Broadcom (1.2% of long-term investments), a supplier of integrated circuits both provided stellar returns. Other holdings, however, experienced deep declines as investors became concerned about the strength of consumer spending. The most negatively impacted were Apple Computer (2.7% of long-term investments), a personal computer and software company and a strong performer last period, and Texas Instruments (3.2% of long-term investments), a semiconductor company. Our view of the consumer, and of the technology sector, remain strong and the Fund continues to hold both of these stocks.

Will you tell us how you select securities for the Fund?

We seek capital appreciation for the Fund through its diversified stock portfolio. We start with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and

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HCE  |  Fiduciary/Claymore Dynamic Equity Fund  |  Questions & Answers continued

monetary policy, inflation, the U.S. Dollar and corporate profits, among other data. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle. Our findings are also a key determinant in how we employ our options strategies at any given time.

After identifying industries in which we want to invest, we look for companies that are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and top-line historical growth. We use a proprietary quantitative screening process that presents companies which are not only strong today, but those that are forecasting better earnings and cash flows moving forward. After candidates are pinpointed, we conduct fundamental company research and analysis to help confirm our thesis on the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don’t speak directly with company management because we believe their views are subjective and often guarded, and therefore not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors and individual securities. As of May 31, the Fund held a combined total of 78 individual common stocks and long-call option positions.

Our sell discipline is part and parcel of our top-down investment discipline. Although many industries can prosper throughout the various stages of a market cycle, many will not. That said, we will sell a stock even if the company’s fundamentals appear to be strong, if our research suggests that the industry or market sector no longer looks attractive relative to other opportunities.

You’ll see that much of the portfolio will change as we move through an economic cycle. This is a point of differentiation for Fiduciary. Many managers buy and hold stocks based on fundamentals alone, regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. We regularly monitor the portfolio in order to make sure that the Fund’s stocks validate the findings of our top-down research. Remaining true to our top-down discipline, we believe is critical to the long-term success of the Fund.

Please tell us about the Fund’s options program and how it impacted performance.

The Fund’s objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. We employ an actively managed options overlay to help us meet our annualized distribution goal of 8.5% of the Fund’s initial public offering price.

At the beginning of the investment measurement period, we maintained a bullish overwriting strategy in the Fund by selecting option strikes that offered reasonable upside appreciation capture in an upward trending market, although we maintained a nearly 85% to 95% coverage ratio on the underlying equities. Our bullish outlook for the market caused us to favor options that were reasonably out-of-the-money, which is beneficial in a rallying equity market. As the market moved up we progressively became more conservative in the Fund’s overlay program, although the low volatility market environment mitigated some of the premium the Fund was able to generate on the options sold. When the market began to sell off in May, we

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HCE  |  Fiduciary/Claymore Dynamic Equity Fund  |  Questions & Answers continued

believed it would be short-lived and therefore we did not roll down the options to seek protection. When it was apparent that the sharp decline would continue, we made the strategic decision to pass on the opportunity to generate additional premiums by rolling down option strikes, which would gain some short-term downside protection but also limit upside participation in a market bounce. This negatively impacted the portfolio’s performance for the full period. That said, we remain bullish on our outlook for the market and believe that the options portfolio will be well positioned as equity prices rebound.

The Fund’s call-on-call position was negatively impacted by the sell-off in May and hurt performance. A call-on-call program is a stock replacement strategy. Rather than using capital to purchase an equity position, stocks are replicated by purchasing deep-in-the-money calls, which essentially move in close correlation with the stocks they are written on because of their long maturities and high deltas. Typically the Fund will buy long-term call options and then write shorter-term options against them. That provides economic leverage which enables us to invest less money into a specific equity using the long-call options, but write the same options against it in order to enhance returns for the portfolio. Both the upside and downside performance tends to be magnified with the call-on-call strategy given this economic leverage. The call-on-call strategy added excess performance during the period of December through April, but hurt performance in May as volatility spiked and stocks sold off. We have maintained the call-on-call position weighting given our optimistic market outlook.

What is your outlook for the market and Fund for the remainder of 2006?

Despite the recent decline, we think the market is poised for better performance. The fears on which investors have been focused are transitory in our opinion. Our reasons for optimism are explained below.

Inflation. The market was surprised by higher than expected core inflation numbers for April, which along with the Fed’s hawkish comments concerned investors. When we analyzed that data, we found that an increase in the rental equivalent component helped to generate the higher than anticipated reading. This component of CPI is partially driven by housing valuations and rental inventory, which we believe will begin to moderate and decline somewhat as a function of unsold homes, interest rates and some stricter lending policies that are beginning to surface. When this occurs, we expect more favorable inflation data.

Productivity. Productivity levels in the U.S. remain extremely high. This has enabled corporations to absorb much of the higher commodity costs, while still growing their profits. Higher cash flows and clean balance sheets should persuade leading companies to either reinvest in value-enhancing projects or return cash to shareholders. Our research indicates that this trend can continue, which is another positive factor for the economy and markets.

Consumer Spending. The consumer may feel pinched due to higher energy costs and moderating housing values. However, unemployment is relatively low and average hourly earnings have been increasing for the past two and a half years. We believe that these factors

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HCE  |  Fiduciary/Claymore Dynamic Equity Fund  |  Questions & Answers continued

will keep consumer spending at reasonable levels. Additionally, the global growth we’ve seen over the past few years appears to be in a longer cycle than previously experienced, which should continue to buoy demand for U.S. products.

These three factors formulate our positive outlook, albeit uncertainty around Fed policy presents some short-term hurdles for investors. If our assumptions are correct, we would expect the current inflation concerns to lift by year end, which would likely lead to the conclusion of the Fed’s interest rate tightening cycle. While our positive view seems somewhat contrarian now, we believe it will be productive over the longer-term and we have positioned the Fund based on our economic outlook.

HCE Risks and Other Considerations

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund’s downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level.

Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder’s tax basis in the Common Shares (generally, the amount paid for the Common Shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund’s Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

SemiAnnual Report  |  May 31, 2006  |  9

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Fund Summary  |  As of May 31, 2006 (unaudited)

Fund Statistics
Share Price	$17.84
Common Share Net Asset Value	$19.08
Premium/(Discount) to NAV	-6.50%
Net Assets ($000)	$108,857

Total Returns (Inception 4/29/05)	Market	NAV
Six Month (non-annualized)	5.36%	1.37%
Since Inception (average annual)	-2.20%	8.10%

Sector Breakdown	% of Long-Term Investments
Financials	21.3%
Information Technology	17.8%
Industrial	17.2%
Health Care	14.3%
Energy	9.7%
Consumer Discretionary	9.5%
Consumer Staples	5.4%
Telecommunication Services	4.8%

Top Ten Issuers	% of Long-Term Investments
Lehman Brothers Holdings, Inc.	4.1%
Bank of America Corp.	3.6%
Goldman Sachs Group, Inc.	3.5%
Wachovia Corp.	3.5%
Alltel Corp.	3.4%
Motorola, Inc.	3.3%
Texas Instruments, Inc.	3.2%
Caterpillar, Inc.	3.1%
United Technologies Corp.	3.0%
Burlington Northern Santa Fe Corp.	2.9%

Sectors and holdings are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Share Price & NAV Performance

Distributions to Shareholders

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HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Portfolio of Investments  |  May 31, 2006 (unaudited)

Number of Shares		Value
	Long-Term Investments – 86.4%

	Common Stocks – 86.4%

	Consumer Discretionary – 8.2%
11,000	Federated Department Stores, Inc.	$801,130
24,500	Harrah’s Entertainment, Inc.	1,862,980
42,300	Home Depot, Inc. (The)	1,612,476
33,400	Lennar Corp. – Class A	1,600,194
22,900	Lowe’s Cos., Inc.	1,426,212
39,500	MGM Mirage (a)	1,637,670

		8,940,662

	Consumer Staples – 4.6%

89,300	CVS Corp.	2,491,470
47,600	Procter & Gamble Co.	2,582,300

		5,073,770

	Energy – 8.4%
36,200	B.J. Services Co.	1,326,730
19,400	Baker Hughes, Inc.	1,674,220
24,900	Chevron Corp.	1,488,771
21,800	Schlumberger, Ltd.	1,429,426
35,700	Valero Energy Corp.	2,190,195
44,000	Williams Cos., Inc.	994,400

		9,103,742

	Financials – 18.4%
69,000	Bank of America Corp.	3,339,600
15,600	Bear Stearns Cos., Inc. (The)	2,086,500
28,800	CIT Group, Inc.	1,480,320
22,000	Goldman Sachs Group, Inc.	3,320,900
16,800	Legg Mason, Inc.	1,611,624
57,200	Lehman Brothers Holdings, Inc.	3,810,092
61,500	Wachovia Corp.	3,290,250
16,100	Wells Fargo & Co.	1,068,557

		20,007,843

	Health Care – 12.4%
26,100	Amgen, Inc. (a)	$1,764,099
37,650	Coventry Health Care, Inc. (a)	1,967,213
20,600	Genentech, Inc. (a)	1,708,976
30,300	Medtronic, Inc.	1,529,847
64,400	Pfizer, Inc.	1,523,704
34,300	Stryker Corp.	1,505,770
50,300	UnitedHealth Group, Inc.	2,211,188
21,400	Zimmer Holdings, Inc. (a)	1,295,770

		13,506,567

	Industrial – 14.8%
35,800	Burlington Northern Santa Fe Corp.	2,771,278
40,500	Caterpillar, Inc.	2,954,475
24,900	FedEx Corp.	2,720,823
65,000	General Electric Co.	2,226,900
65,800	Honeywell International, Inc.	2,709,644
44,500	United Technologies Corp.	2,782,140

		16,165,260

	Information Technology – 15.4%
42,700	Apple Computer, Inc. (a)	2,552,179
104,500	BEA Systems, Inc. (a)	1,417,020
33,800	Broadcom Corp. – Class A (a)	1,142,778
53,000	Corning, Inc. (a)	1,285,250
63,100	Microsoft Corp.	1,429,215
147,200	Motorola, Inc.	3,104,448
52,500	Qualcomm, Inc.	2,373,525
28,000	Symantec Corp. (a)	436,800
95,300	Texas Instruments, Inc.	2,976,219

		16,717,434

	Telecommunication Services – 4.2%
51,700	Alltel Corp.	3,197,645
43,300	Verizon Communications, Inc.	1,351,393

		4,549,038

	Total Long-Term Investments (Cost $99,398,497)	$94,064,316

See notes to financial statements.

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HCE  |  Fiduciary/Claymore Dynamic Equity Fund  |  Portfolio of Investments (unaudited) continued

Contracts (100 shares per contract)	Call Options Purchased(a)	Expiration Date	Exercise Price	Market Value
	Call Options Purchased – 15.5%
300	Amgen, Inc.	January 2007	$55.00	$463,500
250	Apple Computer, Inc.	January 2007	27.50	828,750
350	B.J. Services Co.	January 2007	17.50	684,250
144	Baker Hughes, Inc.	January 2007	25.00	889,920
70	Bear Stearns Cos., Inc. (The)	January 2008	80.00	424,200
250	Broadcom Corp. (b)	January 2007	16.63	665,625
100	Burlington Northern Santa Fe Corp.	January 2008	40.00	400,000
300	Caterpillar, Inc.	January 2007	35.00	1,153,500
200	Corning, Inc.	January 2008	12.50	265,000
600	Cisco Systems, Inc.	January 2007	12.50	462,000
276	CVS Corp.	January 2007	10.00	499,560
150	Federated Department Stores, Inc.	January 2007	40.00	504,750
225	Genentech, Inc.	January 2007	50.00	780,750
100	Goldman Sachs Group, Inc.	January 2007	70.00	824,500
200	Honeywell International, Inc.	January 2008	20.00	434,000
150	Legg Mason, Inc.	January 2007	90.00	211,500
174	Lehman Brothers Holdings, Inc.	January 2007	25.00	730,800
150	Lowes Cos., Inc.	January 2008	40.00	384,750
420	MGM Mirage	January 2007	20.00	936,600
225	Medtronic, Inc.	January 2007	40.00	264,375
300	Microsoft Corp.	January 2007	17.00	189,000
325	Motorola, Inc.	January 2007	12.50	292,500
100	Phelps Dodge Corp.	January 2008	47.50	410,500
400	Qualcomm, Inc.	January 2007	25.00	836,000
400	Sprint Nextel Corp.	January 2008	15.00	310,000
318	United Technologies Corp.	January 2007	35.00	899,940
190	UnitedHealth Group, Inc.	January 2007	25.00	380,000
260	Valero Energy Corp.	January 2007	32.50	778,700
200	Texas Instruments, Inc.	January 2008	15.00	351,000
250	Walt Disney Co. (The)	January 2008	20.00	298,750
300	Williams Cos., Inc.	January 2008	15.00	274,500

	Total Call Options Purchased (Cost $14,923,215)			16,829,220

	Total Investments – 101.9% (Cost $114,321,712)			110,893,536

	Other Assets in excess of Liabilities – 0.9%			981,570
	Total Options Written – (2.8%)			(3,017,663)

	Net Assets – 100.0%			$108,857,443

	Call Options Written
28	Alltel Corp.	July 2006	$65.00	$2,240
489	Alltel Corp.	July 2006	70.00	4,890
300	Amgen, Inc.	June 2006	67.50	43,500
261	Amgen, Inc.	July 2006	72.50	20,880
329	Apple Computer, Inc.	June 2006	65.00	17,273
133	Apple Computer, Inc.	July 2006	72.50	9,310
215	Apple Computer, Inc.	July 2006	70.00	21,500
144	Baker Hughes, Inc.	June 2006	85.00	46,800
97	Baker Hughes, Inc.	July 2006	80.00	83,905
97	Baker Hughes, Inc.	July 2006	85.00	52,380
690	Bank of America Corp.	August 2006	50.00	69,000
1,045	BEA Systems, Inc.	January 2007	15.00	99,275
65	Bear Stearns Cos., Inc. (The)	June 2006	130.00	39,000
45	Bear Stearns Cos., Inc. (The)	June 2006	135.00	13,500
116	Bear Stearns Cos., Inc. (The)	July 2006	140.00	34,800
96	B.J. Services Co.	June 2006	37.50	8,400
350	B.J. Services Co.	July 2006	35.00	113,750
266	B.J. Services Co.	July 2006	40.00	25,935
133	Broadcom Corp.	June 2006	35.00	12,635
375	Broadcom Corp.	June 2006	37.50	12,188
132	Broadcom Corp.	July 2006	37.50	17,820
73	Broadcom Corp.	August 2006	40.00	8,760
100	Burlington Northern Santa Fe Corp.	June 2006	75.00	36,000
348	Burlington Northern Santa Fe Corp.	October 2006	90.00	73,080
271	CIT Group, Inc.	July 2006	55.00	12,873
17	CIT Group, Inc.	October 2006	55.00	2,890
122	Caterpillar, Inc.	August 2006	75.00	37,820
283	Caterpillar, Inc.	August 2006	80.00	39,620
300	Caterpillar, Inc.	August 2006	85.00	16,500
237	Chevron Corp.	September 2006	65.00	31,403
376	Coventry Health Care, Inc.	July 2006	55.00	41,360
265	Corning, Inc.	June 2006	25.00	14,575
200	Corning, Inc.	July 2006	25.00	24,000
265	Corning, Inc.	August 2006	25.00	45,050
237	CVS Corp.	August 2006	30.00	17,775
696	CVS Corp.	August 2006	32.50	17,400
236	CVS Corp.	November 2006	32.50	17,110
250	Walt Disney Co. (The)	July 2006	30.00	33,750

See notes to financial statements.

12  |  SemiAnnual Report  |  May 31, 2006

HCE  |  Fiduciary/Claymore Dynamic Equity Fund  |  Portfolio of Investments (unaudited) continued

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Market Value
75	Federated Department Stores, Inc.	June 2006	$75.00	$5,625
55	Federated Department Stores, Inc.	July 2006	75.00	11,963
130	Federated Department Stores, Inc.	August 2006	80.00	19,500
249	FedEx Corp.	July 2006	115.00	47,933
204	Genentech, Inc.	June 2006	80.00	81,600
225	Genentech, Inc.	June 2006	85.00	28,125
650	General Electric Co.	June 2006	35.00	9,750
134	Goldman Sachs Group, Inc.	June 2006	155.00	31,155
186	Goldman Sachs Group, Inc.	July 2006	160.00	55,800
164	Harrah’s Entertainment, Inc.	August 2006	80.00	31,160
69	Harrah’s Entertainment, Inc.	November 2006	85.00	14,314
423	Home Depot, Inc. (The)	August 2006	42.50	14,805
164	Honeywell International, Inc.	June 2006	42.50	5,330
529	Honeywell International, Inc.	July 2006	42.50	50,255
165	Honeywell International, Inc.	September 2006	45.00	12,375
150	Legg Mason, Inc.	June 2006	105.00	2,625
165	Legg Mason, Inc.	June 2006	100.00	12,785
421	Lehman Brothers Holdings, Inc.	June 2006	65.00	115,775
174	Lehman Brothers Holdings, Inc.	June 2006	67.50	23,490
145	Lehman Brothers Holdings, Inc.	July 2006	72.50	14,500
334	Lennar Corp.	June 2006	50.00	19,205
150	Lowe’s Cos., Inc.	June 2006	62.50	17,250
229	Lowe’s Cos., Inc.	July 2006	65.00	26,335
694	MGM Mirage	September 2006	45.00	112,775
60	MGM Mirage	January 2007	45.00	19,200
61	MGM Mirage	January 2007	50.00	10,065
303	Medtronic, Inc.	June 2006	50.00	32,573
225	Medtronic, Inc.	August 2006	50.00	52,875
71	Microsoft Corp.	June 2006	25.00	533
560	Microsoft Corp.	July 2006	25.00	9,800
1,472	Motorola, Inc.	July 2006	25.00	14,720
325	Motorola, Inc.	July 2006	22.50	15,438
382	Pfizer Inc.	September 2006	25.00	20,055
262	Pfizer Inc.	December 2006	27.50	8,515
100	Phelps Dodge Corp.	July 2006	90.00	45,500
247	Procter & Gamble Co.	June 2006	55.00	11,733
229	Procter & Gamble Co.	July 2006	60.00	2,290
925	Qualcomm, Inc.	July 2006	47.50	124,875
218	Schlumberger, Ltd.	November 2006	70.00	104,640
400	Sprint Nextel Corp.	July 2006	$22.50	$12,000
343	Stryker Corp.	June 2006	45.00	20,580
280	Symantec Corp.	July 2006	17.50	6,300
200	Texas Instruments, Inc.	June 2006	32.50	8,500
953	Texas Instruments, Inc.	July 2006	35.00	30,972
763	United Technologies Corp.	August 2006	65.00	123,988
598	UnitedHealth Group, Inc.	June 2006	45.00	50,830
95	UnitedHealth Group, Inc.	September 2006	50.00	13,063
366	Valero Energy Corp.	June 2006	60.00	103,395
237	Valero Energy Corp.	September 2006	70.00	59,843
433	Verizon Communications, Inc.	July 2006	35.00	4,330
615	Wachovia Corp.	July 2006	57.50	19,988
161	Wells Fargo & Co.	October 2006	70.00	22,540
740	Williams Companies, Inc.	July 2006	22.50	81,400
214	Zimmer Holdings, Inc.	June 2006	65.00	3,745

	Total Call Options Written (Premiums received $4,660,605)			$3,017,663

(a)	Non-income producing security.
(b)	Each contract represents 150 shares.

See notes to financial statements.

SemiAnnual Report  |  May 31, 2006  |  13

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Statement of Assets and Liabilities  |  May 31, 2006 (unaudited)

Assets
Investments, at value (cost $ 114,321,712)	$110,893,536
Receivable for securities sold	1,793,434
Cash	545,194
Dividends receivable	148,410
Other assets	22,697

Total assets	113,403,271

Liabilities
Options written, at value (premiums received of $ 4,660,605)	3,017,663
Payable for securities purchased	1,346,849
Advisory fee payable	95,067
Administration fee payable	2,614
Accrued expenses	83,635

Total liabilities	4,545,828

Net Assets	$108,857,443

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 5,705,240 shares issued and outstanding	$57,052
Additional paid-in capital	108,685,032
Net realized gain on investments and options	7,006,801
Net unrealized depreciation on investments and options	(1,785,234)
Accumulated net investment loss	(5,106,208)

Net Assets	$108,857,443

Net Asset Value (based on 5,705,240 common shares outstanding)	$19.08

See notes to financial statements.

14  |  SemiAnnual Report  |  May 31, 2006

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Statement of Operations  |  For the six months ended May 31,2006 (unaudited)

Investment Income
Dividends		$580,310

Expenses
Advisory fee	$571,853
Trustees’ fees and expenses	65,242
Custodian fee	60,625
Professional fees	48,135
Printing expense	19,351
Fund accounting	18,409
Administration fee	17,190
Insurance	14,433
NYSE listing fee	9,358
Transfer agent fee	8,578
Miscellaneous	3,890

Total expenses		837,064

Net investment loss		(256,754)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments		8,153,601
Options		(1,107,480)
Net change in unrealized appreciation/depreciation on:
Investments		(5,899,314)
Options		719,040

Net realized and unrealized gain		1,865,847

Net Increase in Net Assets Resulting from Operations		$1,609,093

See notes to financial statements.

SemiAnnual Report  |  May 31, 2006  |  15

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Statements of Changes in Net Assets  |

	For the Six Months Ended May 31, 2006 (unaudited)	For the Period April 29, 2005* through November 30, 2005
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(256,754)	$(109,438)
Net realized gain on investments and options	7,046,121	4,919,572
Net unrealized appreciation (depreciation) on investments and options	(5,180,274)	3,395,040

Net increase in net assets resulting from operations	1,609,093	8,205,174

Distributions to Shareholders
In excess of net investment income	(4,849,454)	(4,849,454)

Capital Share Transactions
Proceeds from the issuance of common shares	—	108,870,000
Common share offering costs charged to paid-in capital	—	(228,000)

Net increase from capital share transactions	—	108,642,000

Total increase/(decrease) in net assets	(3,240,361)	111,997,720
Net Assets
Beginning of period	112,097,804	100,084

End of period (including accumulated undistributed net investment income of ($5,106,208) and $0, respectively)	$108,857,443	$112,097,804

*	Commencement of investment operations.

See notes to financial statements.

16  |  SemiAnnual Report  |  May 31, 2006

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Financial Highlights  |

Per share operating performance for a common share outstanding throughout the period	For the Six Months Ended May 31, 2006 (unaudited)		For the Period April 29, 2005* through November 30, 2005
Net asset value, beginning of period	$19.65		$19.10	(b)

Investment operations
Net investment loss(a)	(0.05)		(0.02)
Net realized and unrealized gain on investments and options	0.33		1.46

Total from investment operations	0.28		1.44

Distributions to shareholders
In excess of net investment income	(0.85)		(0.85)

Offering expenses charged to paid-in capital	—		(0.04)

Net asset value, end of period	$19.08		$19.65

Market value, end of period	$17.84		$17.72

Total investment return(c)
Net asset value	1.37%		7.37%
Market value	5.36%		(7.36)%

Ratios and supplemental data
Net assets, end of period (thousands)	$108,857		$112,098
Ratio of net expenses to average net assets(d)	1.46%		1.54%
Ratio of net investment loss to average net assets(d)	(0.45)%		(0.17)%
Portfolio turnover rate	80	%(e)	232	%(e)

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share.Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Non-annualized

See notes to financial statements.

SemiAnnual Report  |  May 31, 2006  |  17

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Notes to Financial Statements  |  May 31, 2006 (unaudited)

Note 1 – Organization:

Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) was organized as a Delaware statutory trust on December 15, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund’s investment objective will be achieved.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Exchange-traded options are valued at the mean between the bid and asked prices on the primary exchange on which it was traded. If not traded, they are valued at the mean of the bid and asked prices. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund may also pursue its option strategy (with respect to up to 25% of its total assets) through writing covered call-on-call option positions. In a covered call-on-call strategy, the Fund achieves its long exposure to the underlying stock through the purchase of a call option, and simultaneously sells an option on the same security at a higher exercise price.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss should the price of the underlying security decline by more than the amount of the premium received for the option. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on written options. Realized short-term capital gains and premiums received on written options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gain to accumulated undistributed net investment income. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase

18  |  SemiAnnual Report  |  May 31, 2006

HCE  |  Fiduciary/Claymore Dynamic Equity Fund  |  Notes to Financial Statements (unaudited) continued

and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. For the six months ended May 31, 2006, the Fund recognized expenses of approximately $17,200 for these services.

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser and Sub- Adviser. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments, excluding written options as of May 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments
$114,740,591	$4,472,661	$(8,319,716)	$(3,847,055)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the deferral of losses for tax purposes on wash sales and straddle losses.

For the period ended November 30, 2005, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, were $4,849,454 of ordinary income.

Note 5 – Investments and Options Written:

For the period ended May 31, 2006, purchases and sales of investments, excluding written options and short-term securities, were $90,268,656 and $91,224,298, respectively.

The Fund entered into written option contracts during the period ended May 31, 2006. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	23,168	$3,470,981

Options written during the period	139,629	22,994,540
Options received from stock split	842	—
Options expired during the period	(25,667)	(2,053,070)
Options closed during the period	(110,524)	(19,749,800)
Options assigned during the period	(44)	(2,046)

Options outstanding, end of period	27,404	$4,660,605

Note 6 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,705,240 issued and outstanding. Of this amount, the Fund issued 5,375,000 shares of common stock in its initial public offering and issued pursuant to an over allotment option to the underwriters, an additional 325,000 shares on May 11, 2005. These shares were issued at $19.10 per share after deducting the sales load but before underwriters’ expense reimbursement. In addition, the Fund’s Adviser has agreed to pay all of the Fund’s organizational costs.

Offering costs, estimated at $228,000 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser has agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

There were no transactions in common shares during the six months ended May 31, 2006.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

SemiAnnual Report  |  May 31, 2006  |  19

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Supplemental Information  |  (unaudited)

Trustees

The Trustees of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	14	None.

Howard H. Kaplan Year of birth: 1969 Trustee	Since 2005	Principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in business law and litigation.	2	None.

Robert B. Karn III Year of birth: 1942 Trustee	Since 2005	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting St. Louis Office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP, Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	17	None.

John M. Roeder Year of birth: 1943 Trustee	Since 2005	Financial consultant (1999-present). Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management. Formerly, Office Managing Partner Arthur Andersen, LLP.	2	Director, LMI Aerospace.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2005	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	15	None.

Interested Trustees:

Nicholas Dalmaso† Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	17	None.

Joseph E. Gallagher, Jr.†† 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Year of birth: 1957 Trustee	Since 2005	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	4	Member of the Board of Directors for the Delta Gamma Center for Children with Visual Impairments and for the Rossman School.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-	Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2005 annual meeting of shareholders.

-	Messrs. Gallagher, Kaplan and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of shareholders.

-	Messrs. Roeder, Toupin and Karn, as Class III Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Board of Trustees.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.
††	Mr. Gallagher is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

20  |  SemiAnnual Report  |  May 31, 2006

HCE  |  Fiduciary/Claymore Dynamic Equity Fund  |  Supplemental Information (unaudited) continued

Officers

The Officers of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001- 2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006 - present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1993-2003).

Jim Howley Year of birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Melissa Nguyen Year of birth: 1978 Secretary	Since 2005	Vice President of Claymore Securities, Inc. (2005 - present); Previously, Associate,Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

SemiAnnual Report  |  May 31, 2006  |  21

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Dividend Reinvestment Plan  |  (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number: (800) 701-8178.

22  |  SemiAnnual Report  |  May 31, 2006

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

Fund Information  |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Joseph E. Gallagher, Jr.*

Howard H. Kaplan

Robert B. Karn III

Ronald A. Nyberg

John M. Roeder

Ronald E.Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Executive Office and

Chief Legal Officer

Steven M. Hill

Chief Accounting Officer,

Chief Financial Officer and Treasurer

Bruce Saxon

Chief Compliance Officer

Jim Howley

Assistant Treasurer

Melissa Nguyen

Assistant Secretary

Investment Adviser and Administrator

Claymore Advisors, LLC

Lisle, Illinois

Investment Sub-Adviser

Fiduciary Asset Management, LLC

St. Louis, Missouri

Custodian and Transfer Agent

The Bank of New York

New York, New York

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Fiduciary/Claymore Dynamic Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore Dynamic Equity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Fiduciary/Claymore Dynamic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30 is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

SemiAnnual Report  |  May 31, 2006  |  23

HCE  |  Fiduciary/Claymore Dynamic Equity Fund

About the Fund Managers  |

Fiduciary Asset Management, LLC

Fiduciary is an independent, employee-owned, registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $17.2 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft- Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay.

1.	Build an underlying portfolio of stocks by utilizing Fiduciary’s disciplined core equity process.

2.	Develop a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3.	Monitor the fund through active management and by employing a proprietary risk management model.

Fiduciary Asset Management, LLC 8112 Maryland Avenue, Suite 400 St. Louis, MO 63105	Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member NASD/SIPC

Item 2.	Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not Applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore Dynamic Equity Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	August 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	August 2, 2006

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	August 2, 2006